UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2011

CAPITAL TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the 2011 annual meeting of stockholders (the “2011 Annual Meeting”) of Capital Trust, Inc. (the “Company”) held on June 24, 2011, the Company’s stockholders, upon recommendation of the board of directors of the Company (the “Board”), approved the Company’s 2011 long-term incentive plan (the “Plan”) pursuant to which 1,000,000 shares of the Company’s class A common stock have been authorized and reserved for issuance pursuant to the Plan. Under the terms the Plan, the Company may make grants of nonqualified and incentive stock options, restricted and unrestricted stock, stock appreciation rights, restricted share units, deferred share units, performance units and dividend equivalent rights. The Plan terminates on April 27, 2021. Under the terms of the Plan, the Company may make grants to its employees, non-employee directors and other persons who provide the Company with advisory or consulting services. The Plan is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 2, 2011. The Plan is also attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2011, the Company held its 2011 Annual Meeting. At the 2011 Annual Meeting, stockholders considered and voted upon the following proposals:

1.	The election of eight directors (identified in the table below) to serve until the Company’s next annual meeting of stockholders and until such directors’ successors are duly elected and qualify;

2.	The approval and adoption of the Plan;

3.	The approval of the Company’s tax benefit preservation rights agreement; and

4.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The following table sets forth the number of votes in favor, the number of votes withheld and the broker non-votes with respect to the election of directors:

Director	Votes in Favor	Votes Withheld	Broker Non-Votes
Samuel Zell	13,712,090	191,763	5,846,130
Thomas E. Dobrowski	13,628,926	274,927	5,846,130
Martin L. Edelman	13,713,014	190,839	5,846,130
Edward S. Hyman	13,716,069	187,784	5,846,130
Stephen D. Plavin	13,628,910	274,943	5,846,130
Henry N. Nassau	13,712,877	190,976	5,846,130
Joshua A. Polan	13,705,445	198,408	5,846,130
Lynne B. Sagalyn	13,698,637	205,216	5,846,130

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to the approval and adoption of the Plan:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
13,411,941	416,253	75,659	5,846,430

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to the approval of the Company’s tax benefit preservation rights agreement:

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
13,699,096	76,608	128,149	5,846,430

The following table sets forth the number of votes in favor, the number of votes against and the number of abstentions with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011:

Votes in Favor	Votes Against	Abstentions
19,586,561	37,126	126,296

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Capital Trust, Inc. 2011 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.

By:	/s/ Geoffrey G. Jervis

Name: Geoffrey G. Jervis Title: Chief Financial Officer

Date: June 28, 2011

Exhibit Index

Exhibit Number	Description
10.1	Capital Trust, Inc. 2011 Long-Term Incentive Plan